HopgoodGanim

LAWYERS

# Deed of Variation 2

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VRM International Pty Ltd 136 687 155 (**Head Licensor**)

VRM Global Holdings Pty Ltd ACN 603 353 933 (**Sub-Licensor**)

The Sustainable Green Team Ltd, a Delaware corporation (**Sub-Licensee**)

Contact - Hayden Delaney, Partner, h.delaney@hopgoodganim.com.au

BRISBANE

Level 8, Waterfront Place, 1 Eagle Street
Brisbane Qld 4000 Australia

T +61 7 3024 0000
F +61 7 3024 0300

PO Box 7822, Waterfront Place Qld 4001 Australia

PERTH

Level 27, Allendale Square, 77 St Georges Terrace
Perth WA 6000 Australia

T +61 8 9211 8111
F +61 8 9221 9100

PO Box Z 5312, St Georges Terrace, Perth WA 6831 Australia

# Table of Contents

# Deed of Variation 2- Restricted Sub-Licence Agreement

**Date – 15 May, 2023**

## Parties

VRM International Pty Ltd 136 687 155 (**Head Licensor**)

VRM Global Holdings Pty Ltd ACN 603 353 933 (**Sub-Licensor**)

The Sustainable Green Team Ltd, a Delaware corporation (**Sub-Licensee**)

## Background

A. The Head Licensor, Sub-Licensor and Sub-Licensee and are parties to the Agreement.

B. The Head Licensor, Sub-Licensor and Sub-Licensee have agreed to vary the Agreement in the manner set out in this deed.

## It is agreed

## 1. Definitions and interpretation

### 1.1 Definitions

In this deed:

**Agreement** means the agreement dated 9 August 2022 between Head Licensor, Sub-Licensor and Sub-Licensee relating to the Restricted Sub-Licence Agreement as amended by the Deed of Variation 1 dated 12 October 2022.

**Authorised Officer** of a party which is a corporation means:

(a) an employee of the party whose title contains either of the words Director or Manager;

(b) a person performing the function of any of them;

(c) a solicitor acting on behalf of the party; and

(d) a person appointed by the party to act as an Authorised Officer for the purposes of this deed and notified to the others.

**Business Day** means:

(a) if determining when a notice, consent or other communication is given, a day that is not a Saturday, Sunday or public holiday in the place to which the notice, consent or other communication is sent; and

(b) for any other purpose, a day (other than a Saturday, Sunday or public holiday) on which banks are open for general banking business in Brisbane.

**Deed of Variation 2** means this deed of variation 2 to the Agreement.

**Government Body** means:

(a) any person, body or other thing exercising an executive, legislative, judicial or other governmental function of any country or political subdivision of any country;

(b) any public authority constituted by or under a law of any country or political subdivision of any country; and

(c) any person deriving a power directly or indirectly from any other Government Body.

**Obligation** means any commitment, covenant, duty, obligation or undertaking whether arising by operation of law, in equity or by statute and whether expressed or implied.

## 1.2 Terms used in Agreement

Any term used in this deed which is not defined in this deed will have the meaning given to that term in the Agreement.

## 1.3 Interpretation

(a) Unless the contrary intention appears, a reference in this deed to:

(1) this deed or another document includes any variation or replacement of it despite any change in the identity of the parties;

(2) one gender includes the others;

(3) the singular includes the plural and the plural includes the singular;

(4) a person, partnership, corporation, trust, association, joint venture, unincorporated body, Government Body or other entity includes any other of them;

(5) an item, recital, clause, subclause, paragraph, schedule or attachment is to an item, recital, clause, subclause, paragraph of, or schedule or attachment to, this deed and a reference to this deed includes any schedule or attachment;

(6) a party includes the party's executors, administrators, successors, substitutes (including a person who becomes a party by novation) and permitted assigns;

(7) any statute, ordinance, code or other law includes regulations and other instruments under any of them and consolidations, amendments, re-enactments or replacements of any of them;

(8) money is to Australian dollars, unless otherwise stated; and

(9) a time is a reference to Brisbane time unless otherwise specified.

(b) The words include, including, such as, for example and similar expressions are not to be construed as words of limitation.

(c) Where a word or expression is given a particular meaning, other parts of speech and grammatical forms of that word or expression have a corresponding meaning.

(d) Headings and any table of contents or index are for convenience only and do not affect the interpretation of this deed.

(e) A provision of this deed must not be construed to the disadvantage of a party merely because that party or its advisers were responsible for the preparation of this deed or the inclusion of the provision in this deed.

### 1.4 Business Days

(a) If anything under this deed must be done on a day that is not a Business Day, it must be done instead on the next Business Day.

(b) If an act is required to be done on a particular day, it must be done before 5.00pm on that day or it will be considered to have been done on the following day.

### 1.5 Parties

(a) If a party consists of more than one person, this deed binds each of them separately and any two or more of them jointly.

(b) An agreement, covenant, obligation, representation or warranty in favour of two or more persons is for the benefit of them jointly and each of them separately.

(c) An agreement, covenant, obligation, representation or warranty on the part of two or more persons binds them jointly and each of them separately.

(d) A party which is an undisclosed trustee is bound both personally and in its capacity as trustee.

## 2. Operative clauses

### 2.1 Warranty

On the date of this Deed of Variation 2, each party warrants to the other party, that it has obtained all relevant regulatory approvals and shareholder approvals required by Law for completion of the transaction, including in accordance with all applicable regulatory requirements, including where applicable the requirements of the ASX Listing Rules and the applicable provisions of the Corporations Act 2001 (Cth) and equivalent regulatory oversight in the USA.

### 2.2 Variation

From the date of this Deed of Variation 2, Section 3 of Schedule 2 to the Terms Schedule of the Agreement is amended and restated to provide as follows:

**3. Additional Consideration.**

The sub-licensor will by payment of a quantity of product equivalent to one production unit, acquire 7,000,000 shares of the Common Stock of the Sub-Licensee.

### 2.3 Confirmation of liability

The Head Licensor, Sub-Licensor and Sub-Licensee:

(a) affirm the terms of the Agreement (as varied by this deed); and

(b) acknowledge that their liability under the Agreement is not discharged or varied by this deed except to the extent that this deed may otherwise expressly specify.

### 2.4 Time

If, under the Agreement, time is of the essence in relation to the performance of an Obligation of a party, time remains of the essence in relation to that Obligation unless this deed specifies otherwise.

### 2.5 Confidentiality

A party must not disclose the contents or terms of this deed or any information or documents received by it in connection with the negotiation or terms of this deed without the prior written consent of each other party unless:

(a) disclosure is permitted by the express terms of this deed;

(b) the information is available to the public generally (except as a result of a previous breach of this clause);

(c) the disclosure is required by law; or

(d) the disclosure is made on a confidential basis to any representative or professional advisor of the party for the purpose of obtaining advice.

## 3. Notices

### 3.1 Form

Any notice or other communication to or by any party must be:

(a) in writing and in the English language;

(b) addressed to the address of the recipient in clause 3.4 or to any other address as the recipient may have notified the sender; and

(c) be signed by the party or by an Authorised Officer of the sender.

### 3.2 Manner

In addition to any other method of service authorised by law, the notice may be:

(a) personally served on a party;

(b) left at the party's current address for service;

(c) sent to the party's current address for service by prepaid ordinary mail or if the address is outside Australia by prepaid airmail;

(d) sent by facsimile to the party's current numbers for service; or

(e) sent by electronic mail to the party's electronic mail address.

### 3.3 Time

If a notice is sent or delivered in the manner provided in clause 3.2 it must be treated as given to or received by the addressee in the case of:

(a) delivery in person, when delivered;

(b) delivery by post:

(1) in Australia to an Australian address, the fourth Business Day after posting; or

(2) in any other case, on the tenth Business day after posting;

(c) facsimile, when a transmission report has been printed by the sender's facsimile machine stating that the document has been sent to the recipient's facsimile number; or

(d) electronic mail, when the sender's computer reports that the message has been delivered to the electronic mail address of the addressee,

but if delivery is made after 5.00pm on a Business Day it must be treated as received on the next Business Day in that place.

### 3.4 Initial details

The addresses and numbers for service are initially:

**Head Licensor**

Electronic Mail: ken.bellamy@vrmbiologik.com

Attention: Ken Bellamy

**Sub-Licensor**

Electronic Mail: ken.bellamy@vrmbiologik.com

Attention: Ken Bellamy

**Sub-Licensee**

Address: 24200 County Rd 561, Astatula, Florida, 34705

Electronic Mail: traynor@sgtmltd.com

Attention: Anthony Raynor

### 3.5 Changes

A party may from time to time change its address or numbers for service by notice to each other party.

## 4. Governing law and jurisdiction

### 4.1 Governing law

This deed is governed by and construed in accordance with the laws of The State of Florida, USA.

4.2 **Jurisdiction**

Each party irrevocably:

(a) submits to the non-exclusive jurisdiction of the courts of The State of Florida, USA and the courts competent to determine appeals from those courts, with respect to any proceedings which may be brought at any time relating to this deed; and

(b) waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, if that venue falls within paragraph 4.2(a).

## 5. Miscellaneous

5.1 **Exercise rights**

A single or partial exercise or waiver by a party of any right under or relating to this deed will not prevent any other exercise of that right or the exercise of any other right.

5.2 **Legal effect**

Each party acknowledges and agrees for the benefit of each other party that this document is intended to take effect as a deed. Each party executes this document with the intention that it will be immediately legally bound by this document.

5.3 **Merger**

If the liability of a party to pay money under this deed becomes merged in any deed, judgment, order or other thing, the party liable must pay interest on the amount owing from time to time under that deed, judgment, order or other thing at the higher of the rate payable under this deed and that fixed by or payable under that deed, judgment, order or other thing.

5.4 **Moratorium legislation**

Any law which varies prevents or prejudicially affects the exercise by a party of any right, power or remedy conferred on it under this deed is excluded to the extent permitted by law.

5.5 **No assignment**

A party must not assign, transfer or novate all or any part of its rights or obligations under or relating to this deed or grant, declare, create or dispose of any right or interest in it, without the prior written consent of each other party.

5.6 **Remedies cumulative**

The rights and remedies under this deed are cumulative and not exclusive of any rights or remedies provided by law.

5.7 **Severability**

If a provision of this deed is illegal, invalid, unenforceable or void in a jurisdiction it is severed for that jurisdiction and the remainder of this deed has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected.

### 5.8 Further assurance

Each party must promptly at its own cost do all things (including executing and delivering all documents) necessary or desirable to give full effect to this deed and the transactions contemplated by it.

### 5.9 Costs

Each party is responsible for all its own costs incurred in the negotiation and performance of this deed including legal costs.

### 5.10 Variation

An amendment or variation to this deed is not effective unless it is in writing and signed by the parties.

### 5.11 Waiver

(a) A party's waiver of a right under or relating to this deed, whether prospectively or retrospectively is not effective unless it is in writing and signed by that party.

(b) No other act, omission or delay by a party will constitute a waiver of a right.

### 5.12 Counterparts

This deed may be executed in any number of counterparts each of which will be considered an original but all of which will constitute one and the same instrument. A party who has executed a counterpart of this deed may deliver it to, or exchange it with, another party by:

(a) faxing; or

(b) emailing a pdf (portable document format) copy of,

the executed counterpart to that other party.

### 5.13 Whole agreement

This deed:

(a) is the entire agreement and understanding between the parties relating to the subject matter of this deed; and

(b) supersedes any prior agreement, representation (written or oral) or understanding on anything connected with that subject matter.

## Signing page

**Executed as a deed** by VRM International Pty Ltd 136 687 155

| | |
|---|---|
| Director/Sole Director/Sole Director and Secretary | Director/Secretary (if applicable) |
| Kenneth Michael Bellamy | |
| Print full name of Director/Sole Director | Print full name of Director/Secretary |

**Executed as a deed** by VRM Global Holdings Pty Ltd ACN 603 353 933

| | |
|---|---|
| Director/Sole Director/Sole Director and Secretary | Director/Secretary (if applicable) |
| Kenneth Michael Bellamy | |
| Print full name of Director/Sole Director | Print full name of Director/Secretary |

**Executed as a deed** by The Sustainable Green Team Ltd, a Delaware corporation

| | |
|---|---|
| Director/Sole Director/Sole Director and Secretary | Director/Secretary (if applicable) |
| | |
| Print full name of Director/Sole Director | Print full name of Director/Secretary |